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                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Post-Effective Amendment No. 7 to Registration Statement No. 033-06004 on Form S-8, and Registration Statement Nos. 333-41808 and 333-64161 on Form S-8, of our report dated June 17, 2005 appearing in this Annual Report on Form 11-K of ITT Industries Investment and Savings Plan for Salaried Employees for the year ended December 31, 2004.


/s/ Deloitte & Touche, LLP

Stamford, Connecticut
June 27, 2005


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